EXHIBIT 99.2
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12802 RGM
	)	Jointly Administered
XYBERNAUT SOLUTIONS, INC.,	)
	)	Chapter 11
Debtor.	)
)

MONTHLY OPERATING REPORT		Calendar Month January 1, 2006 to January 31, 2006
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash ☐ Accrual ☑
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
Ed Maddox, President XSI, 11591 Greenwich Point Road, Reston Va 20194
George Anderson, XSI, 7122 Autumn Leaf Lane, Frederick, MD 21702
     3. NUMBER OF EMPLOYEES paid during this period: 19
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes ☐ No ☑. If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes ☑ No ☐ Not Applicable ☐
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$34,982.37

Collected this Period	$0.00

Ending Balance	$34,982.37

     7. POST -PETITION ACCOUNTS RECEIVABLE:
          0-30 Days: $341,944.80     31-60 Days: $37,794.54     Over 60 Days: $7,026.18
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

CUSTOMER	AMOUNT	COMMENT
Johnson and Johnson	$726.18	Prompt payment has been requested
Montana	$1,050.00	Prompt payment has been requested
Union Pacific Railroad	$5,250.00	Prompt payment has been requested

     8. POST —PETITION ACCOUNTS PAYABLE:
          0-30 Days: $110,570.47      31-60 Days: $71,184.25      Over 60 Days: $21,657.72
     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT
8618 Westwood Center Drive	$21,657.72	August & September rent payments for a lease that was rejected.
Acsys	$4,713.75	Insufficient Funds
David Reinmuth	$267.18	Employee resignation — pending exit interview
Dyer — Independent Contractor	$12,380.00	Contract terms — payable upon receipt of client
Hayworth — Independent Contractor	$20,289.11	Contract terms — payable upon receipt of client
PM Expressions — Independent Contractor	$12,096.00	Contract terms — payable upon receipt from client
Popp — Independent Contractor	$4,030.00	Contract terms — payable upon receipt from client
REI Systems	$2,777.28	Insufficient Funds
Werner - Independent Contractor	$14,630.93	Contract terms — payable upon receipt from client

     9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ☐ No ☑. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
All taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company who is co-filing on this case. Xybernaut Corporation’s operations report will address the company’s current tax status.
     10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes ☑ No ☐ If no, explain: ___
     11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes ☑ No ☐ Explain:
     12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates
Auto	93256759	3/31/05-3/31/06
Fire
General Liability	35392595	3/31/05-3/31/06
Excess/Umbrella Liability	79781303	3/31/05-3/31/06
Workers Comp	71714215	3/31/05-03/31/06
Errors & Omissions	35392595	3/31/05-3/31/06

     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ☐ No ☑ Explain:___
     (B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes ☑ No ☐ Explain:___
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes. ☐ No ☑ Explain:
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No. | Amt.

NONE

     16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount

NONE

     17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $0.00___
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	February 15, 2006	DEBTOR-IN-POSSESSION

Name/Title:	/s/ Edward P. Maddox, President	Xybernaut Solutions, Inc.
Address:	11591 Greenwich Pt. Rd	5175 Parkstone Drive
	Reston, Va 20194	Chantilly, Va 20151
Phone: 703-654-3595

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12802 RGM
	)	Jointly Administered
XYBERNAUT SOLUTIONS, INC.,	)
	)	Chapter 11
Debtor.	)
)
)
Cash Disbursements Summary Report
Calendar Month Ending January 31, 2006

Total Disbursements from Operating Account	(See Note 1)	$199,112.41

Total Disbursements from Payroll Account	(See Note 2)	$164,042.55

Total Disbursements from Tax Escrow Account	(See Note 3)	- N/ A -

Total Disbursements from any other Account	(See Note 4)	- N/ A -

Grand Total Disbursements from all Accounts		$363,154.96
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)
ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Solutions, Inc.	Case Number: 05-12802 Jointly Administered
BALANCE SHEET
As of January 31, 2006

Current Assets
Cash	95,289.58
Pre-Petition Accounts Receivable	34,982.37
Post-Petition Accounts Receivable	386,765.52
Receivables from Officers	0.00
Employees, Affiliates	0.00
Note Receivables	0.00
Inventory	0.00
Other Current Assets:
Due to / From Xybernaut	1,085,756.62
Unbilled Accounts Receivable	313,209.35
Prepaid Other	6,458.33
Accounts Receivable Other XSI	0.00
Employee Advances	0.00
Total Current Assets		1,922,461.77

Fixed Assets
Land	0.00
Buildings	0.00
Equipment, Furniture & Fixtures	230,769.84
Less Accumulated Depreciation	(161,224.05)
Total Fixed Assets		69,545.79

Other Assets
Retainage	32,838.00
Deposits	6,750.10
Total Other Assets		39,588.10

Total Assets		2,031,595.66

Post-Petition Liabilities
Accounts Payable	203,412.44
Salaries Payable	76,290.12
Accounts Payable -Other	2,844.94
Commissions Payable	8,194.19
Accrued Vacation	33,808.08
Accrued Rent & Storage	0.00
Taxes Payable	0.00
Accrued Interest	0.00
Deferred Revenue	153,472.52
Total Post-Petition Liabilities		478,022.29

Pre-Petition Liabilities
Priority Claims	21,888.15
Secured Debts	0.00
Unsecured Debtor	19,319.49
Total Pre-Petition Liabilities		41,207.64

Owners Equity (Deficit)
Capital Stock or Owner Investment	15,849.68
Paid In Capital Surplus	605,059.88
Retained Earnings (Deficit)
Pre-Petition	732,590.92
Post-Petition	158,865.25
Total Owners Equity		1,512,365.73

Total Liabilities and Owner’s Equity		2,031,595.66

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:	)	Case No. 05-12802 RGM
	)	Jointly Administered
XYBERNAUT SOLUTIONS, INC.,	)
	)	Chapter 11
Debtor.	)
)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month January 1 to January 31, 2006
(All figures refer to post-petition transactions)

	This Month	Year to Date
(A) Total Sales/Income
Cost of Sales	(A) 269,803.37	2,094,244.42
Beginning Inventory	0.00	0.00
Purchases of Inventory	0.00	74,929.86
Less Ending Inventory	0.00	0.00
Direct Labor (Gross Salaries)	78,346.63	519,326.99
Purchased Services	92,417.54	689,515.31

(B) Total Cost of Sales (B)	170,764.17	1,283,772.16

(C) Gross Profit (C= A-B)	99,039.20	810,472.26
Operating Expenses

Officers Salaries (Gross)
Other Employee Salaries (Gross)	15,416.68	92,500.08
Taxes (Payroll: Employer’s Share)	22,157.71	150,271.64
Employee Benefits (Insurance, Pension, Plan, etc.	17,537.88	56,262.71
Employer’s Share)	22,942.65	137,945.01

Advertising	0.00	0.00
Bad Debts	0.00	0.00
Depreciation and Amortization	1,933.49	16,176.47
Entertainment	0.00	0.00
Insurance (Real Estate)	0.00	0.00
Insurance (Other)	188.24	1,110.75
Interest (Mortgage, Loans, etc.)	0.00	0.00
Leases (other than Rent)	0.00	0.00
Outside Services & Contractors	12,836.25	70,338.76
Professional Fees (Attorney, Accountant)	0	297.78
Rent and leases	13,573.13	65,634.89
Repairs and Maintenance	122.58	395.58
Supplies	2,254.24	6,821.45
Taxes (Real Property)	0.00	0.00
Taxes (Other)	0.00	(207.66)
Telephone	5,211.04	13,304.36
Travel	1,034.57	16,630.22
Utilities	0.00	0.00
U.S. Trustees Quarterly Fee	2,500.00	7,500.00

Case Number 05-12802 (Jointly Administered) Period Ending January 31, 2006 Income Statement Page 2

	This Month	Year to Date
Other Operating Expenses
Overnight Delivery	684.99	5,467.54
Dues and Subscriptions	0.00	125.00
Bank Fees	40.54	1,536.80

_____________________	_____________________	_____________________
_____________________
(D) Total Operating Expenses (D)	118,433.99	642,111.38
(E) Profit/Loss from operations (E=C-D)	(19,394.79)	168,360.88

Other Income (Expenses)	_____________________	_____________________

Interest Income	_____________________	_____________________

Interest Expense	(_____________________ )	(_____________________ )
________________________	_____________________	_____________________
________________________	_____________________	_____________________
________________________	_____________________	_____________________
________________________	_____________________	_____________________

Extraordinary Items — In (Out)	_____________________	_____________________

Office Move Expenses	(7,388.75)	(9,495.63)
_________________________	_____________________	_____________________
_________________________	_____________________	_____________________
_________________________	_____________________	_____________________

(F) Total Other Income/Expense &
Extraordinary Items (F)	(7,388.75)	(9,495.63)

(G) Income Before Taxes (G= E+F)	(26,783.54)	158,865.25

(H) Income Tax Expense (H)	_____________________	_____________________

(I) Net Income (Loss) (I= G-H)	(26,783.54)	158,865.25

NOTE:	Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Solutions, Inc.	Case Number: 05-12802 Jointly Administered
CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending January 31, 2006
(All figures refer to post-petition transactions)

	Operating Account	Totals
(A) Beginning Cash Balance (A)		89,809.09
(B) Net Income, (line (I), Form 9-BA) (B)		(26,783.54)

Add Expenses Not Requiring Cash:
Depreciation	1,933.49

(C) Sub-Total (C)		1,933.49
(D) Cash from Operations (D = B + C)		(24,850.05)
Other Sources (Uses) of Cash:

Sources	(Uses)
Decrease	(Incr.) -- Accounts Receivable
Decrease	(Incr.) -- Due to / From Xybernaut, Inc.
Decrease	(Incr.) -- Prepaid & Other Current Assets
Decrease	(Incr.) -- Inventory
Decrease	(Incr.) -- Equipment Computers	105,056.23
Increase	(Decr) -- Accum Depr.- Computers	(131,242.36)
Decrease	(Incr.) -- Equipment Demo Units	(1,508.33)
Increase	(Decr) -- Accum Depreciation-Demo Units	—
Decrease	(Incr.) -- Furniture & Fixtures	1,209.42
Increase	(Decr) -- Accum Depreciation-Furn &	—
Fixtures		—
Decrease	(Incr.) -- Leasehold Improvements	—
Increase	(Decr) -- Accum Depreciation--Leasehold Imp	—
Decrease	(Incr.) -- Payroll Account	—
Increase	(Decr) -- Accounts Payable	—
Increase	(Decr) -- Accrued Other	8,000.00
Increase	(Decr) -- Accrued P/R Taxes	29,664.08
Increase	(Decr) -- Accrued Salaries	—
Increase	(Decr) -- Accrued Rent	8,893.14
Increase	(Decr) -- Bonus Payable	—
Increase	(Decr) -- Accrued Commissions	(8,216.81)
Increase	(Decr) -- Accrued Vacation	4,147.06
Increase	(Decr) -- State Taxes Payable	—
Increase	(Decr) -- Notes Payable -- Banks	—
Increase	(Decr) -- Deferred Revenue	12,328.11
(Less) Unrecorded bank service charges

(E) Total other Sources (Uses) of Cash (E)		28,330.54
(F) Ending Cash Balance (F= A+D+E)		93,289.58
(G) Balance per Bank Statement (G)		133,218.79
(H) Less Outstanding Checks (H)	39,929.21
(I) Add Deposits in Transit (I)	0.00
(J) Reconciled Bank Balance {J=(G-H) +I}		93,289.58
Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.

In re: Xybernaut Solutions, Inc.	Case Number: 05-12802 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month Ending January 31, 2006
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account	Account
(A) Beginning Cash Balance (A)	10,000.00	_____________________

Cash Receipts:

Transfers from Operating Account	156,042.55	_____________________
Transfers from Payroll Account	_____________________	_____________________
Other — _________________________	_____________________	_____________________

(B) Total Cash Receipts (B)	156,042.55	_____________________

(C) Cash Available (C= A+B)	166,042.55	_____________________

Cash Disbursements:

Gross Payroll for this period $151,032.09

Employee Benefits paid	8,962.69
Net Payroll Paid	103,972.79
Transfers to Tax Account	—

Taxes deposited or paid during period
Employee’s share of FICA Tax	11,307.12	_____________________
Employer’s share of FICA Tax	11,307.12	_____________________
Employee’s Federal Income Tax	17,251.47	_____________________
Employee’s State Income Tax	5,022.55	_____________________
Unemployment Tax	5,841.07	_____________________
Bank Service Charges	40.54	_____________________
Other: Advantage Payroll Service Fee	337.20	_____________________

(D) Total Disbursements (D)	164,042.55	_____________________

(E) Ending Cash Balance (E= C-D)	2,000.00	_____________________

(F) Balance per Bank Statement (F)	2,000.00	_____________________
(G) Less Outstanding Checks (G)	0.00	_____________________

(H) Add Deposits in Transit	0.00	_____________________

(I) Reconciled Bank Balance {I = (F-G) +H]	2,000.00	_____________________
Ending Cash Balance (E) and Reconciled Bank Balance (I) should